UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 25, 2013

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois	60015-2559
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 18, 2013, United Stationers Inc.’s (the “Company”) wholly-owned subsidiaries United Stationers Supply Co. (“USSC”), United Stationers Financial Services LLC (“USFS”) and United Stationers Receivables, LLC (“USR”) entered into a Second Omnibus Amendment to Transaction Documents (the “Omnibus Amendment”) with Bank of America, National Association (“Bank of America”) and PNC Bank, National Association (“PNC Bank”). The Omnibus Amendment amended the Company’s accounts receivables securitization program. Under the securitization program, one or more investors provide financing to USR that USR then uses to purchase accounts receivables originated by USSC. The financing provided by the investor(s) is secured by a security interest in USSC’s receivables purchased by USR.

The Omnibus Amendment:

•

Appointed PNC Bank to replace Bank of America as Class Agent, Alternate Investor and Agent, as those terms are defined in the Transfer and Administration Agreement, dated as of March 3, 2009, among USSC, USFS, USR and Bank of America (as amended, the “Transfer Agreement”);

•

Assigned from Bank of America to PNC Bank all of Bank of America’s rights and obligations as an Alternate Investor under the Transfer Agreement, including the commitment of Bank of America to invest up to $150,000,000 in USSC’s receivables; and

•	Increased the maximum amount of financing PNC Bank is obligated to make from $150,000,000 to $200,000,000.

Also on January 18, 2013, USSC, USFS, USR and PNC Bank entered into an Amended and Restated Transfer and Administration Agreement (the “Amended and Restated Transfer Agreement”) that amended and restated the Transfer Agreement in its entirety. The Amended and Restated Transfer Agreement extended the term of the securitization program through January 18, 2016 and revised and clarified the borrowing base and certain conditions to financings under the Transfer Agreement.

This summary does not purport to be complete, and is qualified in its entirety by reference to the Omnibus Amendment and the Amended and Restated Transfer Agreement, which are filed with this Form 8-K.

PNC Bank is a lender under the Third Amended and Restated Five-Year Revolving Credit Agreement among USSC, as borrower, the Company, as a credit party, and JPMorgan Chase Bank, National Association, as Administrative Agent.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

10.1*	Second Omnibus Amendment to Transaction Documents, dated as of January 18, 2013, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, Bank of America, National Association, and PNC Bank, National Association

10.2*	Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: January 25, 2013	/s/ Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

*	Included herewith

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JANUARY 25, 2013

Exhibit No.	Description

10.1*	Second Omnibus Amendment to Transaction Documents, dated as of January 18, 2013, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, Bank of America, National Association, and PNC Bank, National Association

10.2*	Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, and PNC Bank, National Association

*	Included herewith